UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 25, 2008
(Date of earliest event reported)
LECTEC CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 0-16159

Minnesota (State or other jurisdiction of incorporation)	41-1301878 (IRS Employer Identification No.)
1407 South Kings Highway, Texarkana, Texas 75501
(Address of principal executive offices, including zip code)
(903) 832-0993
(Registrant’s telephone number, including area code)
5610 Lincoln Drive, Edina, Minnesota 55436
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Complaint for Patent Infringement
     On July 25, 2008, LecTec Corporation (the “Company”) filed a complaint for patent infringement (the “Complaint”) against Chattem, Inc., Endo Pharmaceuticals, Inc., Johnson & Johnson Consumer Company, Inc., The Mentholatum Company, Inc. and Prince of Peace Enterprises, Inc. (collectively, the “Defendants”) in the U.S. District Court for the Eastern District of Texas. The Complaint alleges, among other things, that the Defendants have infringed two of the Company’s patents (the “Patents”), which relate to the Company’s medicated patch technology. The Company is seeking to enjoin the Defendants from infringing the Patents and to recover monetary damages related to such infringement, as well as interest and litigation costs.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     99.1      Press release, dated July 25, 2008, of LecTec Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION
By:	/s/ Judd A. Berlin
Judd A. Berlin
Chief Executive Officer and Chief Financial Officer

Date: July 25, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated July 25, 2008, of LecTec Corporation.